Income tax	6 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income tax
24	Income tax
(a)	Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on income or capital gains. Besides, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

(b)	Hong Kong profits tax

Entities incorporated in Hong Kong are subject to Hong Kong profits tax at a rate of 16.5% and two-tiers system which the first HK$2 million assessable profit are subject to Hong Kong profits tax at a rate of 8.25% and the remaining profit are subject at a rate of 16.5% on the estimated assessable profit for the six months ended June 30, 2019 and 2020.

(c)	PRC Enterprise Income Tax (“EIT”)

The Company’s subsidiaries and VIEs in China are governed by the Enterprise Income Tax Law (“EIT Law”). Pursuant to the EIT Law and its implementation rules, enterprises in China are generally subjected to tax at a statutory rate of 25%.

In addition, according to the EIT Law and its implementation rules, foreign enterprises, which have no establishment or place in the PRC but derive dividends, interest, rents, royalties and other income (including capital gains) from sources in the PRC shall be subject to PRC withholding tax (“WHT”) at 10% (a further reduced WHT rate may be available according to the applicable double tax treaty or arrangement). The 10% WHT is applicable to any dividends to be distributed from the Group’s PRC subsidiaries to the Group’s overseas companies unless otherwise exempted pursuant to applicable tax treaties or tax arrangements between the PRC government and the government of other jurisdiction which the WHT is reduced to 5%.

Although there are undistributed earnings of the Company’s subsidiaries in the PRC that are available for distribution to the Company, the undistributed earnings of the Company’s subsidiaries located in the PRC are considered to be indefinitely reinvested, because the Group does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future and intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. Accordingly, no deferred tax liability has been accrued for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Company as of December 31, 2019 and June 30, 2020. The undistributed earnings from the Company’s subsidiaries in the PRC as of December 31, 2019 and June 30, 2020 amounted US$1,481 and US$1,777 would be due if these earnings were remitted as dividends as of December 31, 2019 and June 30, 2020. An estimated foreign withholding taxes of US$74 and US$90 would be due if these earnings were remitted as dividends as of December 31, 2019 and June 30, 2020, respectively.

(d)	Composition of income tax expense

The current and deferred portions of income tax expense included in the unaudited interim condensed consolidated statements of comprehensive loss are as follows:

	For the six months ended June 30,
	2019	2020

Current income tax expense	(626)	(1,224)
Deferred tax benefits	599	904
Income tax expense	(27)	(320)

24	Income tax (Continued)
(e)	Deferred tax assets and liabilities

Deferred taxes were measured using the enacted tax rates for the periods in which they are expected to be reversed. The tax effects of temporary differences that give rise to the deferred tax asset balances as of December 31, 2019 and June 30, 2020 are as follows:

	As of
	December 31, 2019	June 30, 2020

Deferred tax assets
Tax losses carried forward	5,923	5,117
Share-based payments	831	856
Temporary difference on deferred income	202	235
Less: Valuation allowance (Note (i))	(5,923)	(5,117)
	1,033	1,091
Deferred tax liabilities
Acquired intangible assets	(894)	(13,579)
Outside basis difference (Note (ii))	(942)	(667)
Others	(29)	(30)
	(1,865)	(14,276)

Note:

(i)

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carryforwards. Valuation allowance was provided for net operating loss carryforwards because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

Movement of valuation allowance is as follows:

	For the six months ended June 30,
	2019	2020

Beginning balance	6,385	5,923
Additions	449	283
Reversals (Note)	(303)	(1,089)
Ending balance	6,531	5,117

Note :	The reversals comprise loss carryforwards which were utilized to offset taxable income during the six months ended June 30, 2020 and 2019.
(ii)	The deferred tax liabilities are recorded for the undistributed earnings in the Group’s VIE and its subsidiaries.

24	Income tax (Continued)
(e)	Deferred tax assets and liabilities (Continued)

Tax loss carryforwards

As of June 30, 2020, the Group had tax loss carryforwards of approximately US$21,536, which can be carried forward to offset future taxable income. The net operating tax loss carryforwards will begin to expire as follows:

Remainder of 2020	1,791
2021	6,378
2022	7,625
2023	358
2024	1,712
2025	1,077
Tax loss with no expiry	2,595
21,536

In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2012 to 2018 remain subject to examination by the tax authorities. There were no ongoing examinations by tax authorities as of June 30, 2020.